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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: April 1, 2004



                                   Emtec, Inc.
             (Exact name of Registrant as specified in its charter)


        Delaware                      0-32789                    87-0273300
(State of incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)

                               572 Whitehead Road
                            Trenton, New Jersey 08619
                    (Address of principal executive offices)


                  Registrant's telephone number: (609) 528-8500






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Item 5. Other Events and Required FD Disclosure.

     Emtec, Inc. has relocated its corporate operations and administrative as well as sales and service functions from 817 East Gate Drive, Mt. Laurel, NJ 08054, to 572 Whitehead Road, Trenton, New Jersey 08619. Its phone number has changed to (609) 528-8500.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Emtec, Inc.
                                         (Registrant)


Date: April 1, 2004                      By:  /s/ John Howlett
                                              ----------------
                                         John Howlett
                                         Chairman and Chief Executive Officer